                      WAIVER, CONSENT AND MODIFICATION AGREEMENT


         This WAIVER, CONSENT AND MODIFICATION AGREEMENT (this "Agreement"), dated as of September 22, 1995, among United Auto Group, Inc. (formerly EMCO Motor Holdings, Inc.), a Delaware corporation (the "Company"), the Common Holders (as defined below) and the Preferred Holders (as defined below).


                                 W I T N E S S E T H:


         WHEREAS, the Company has entered into (i) the Class A Preferred Stock Purchase Agreement (the "Preferred Purchase Agreement"), dated October 15, 1993, with the investors listed on Exhibit A thereto (collectively, the "Preferred Holders"), and '21' International Holdings, Inc., a Delaware corporation ("TIHI"), and Ezra P. Mager ("Mager" and, together with TIHI, the "Common Holders"), and (ii) the Common Stock Purchase Agreement, dated October 15, 1993, with the Common Holders (the "Common Purchase Agreement" and, collectively with the Preferred Purchase Agreement, the "Stock Purchase Agreements");

         WHEREAS, the Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") provides the Common Holders and the Preferred Holders with certain rights with respect to the Company's common stock, par value $0.0001 (the "Common Stock") and the Company's Class A Preferred Stock, par value $0.0001 (the "Preferred Stock");

         WHEREAS, the Company has entered into the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of October 15, 1993, with the Preferred Holders and TIHI;

         WHEREAS, on August 15, 1995, TIHI contributed all of its shares of Common Stock to '21' Auto Holdings, Inc., a Delaware corporation and wholly owned subsidiary of TIHI ("'21' Auto"), and '21' Auto agreed to be bound by the Common Stock Purchase Agreement and Registration Rights Agreement and, as such, is deemed a "Common Holder" hereunder;

         WHEREAS, immediately upon entering into this Agreement, the Company will enter into several Securities Purchase Agreements (as in effect on the date hereof, the "Securities Purchase Agreements") with the institutional investors listed in Schedule A thereto (the "Investors") pursuant to which the Company will issue and sell to the Investors up to $35,000,000 in aggregate principal amount of its senior notes in several tranches (the "Senior Notes") and, in connection therewith, warrants to purchase shares of Common Stock (as in effect on the date hereof, the "Senior

Warrants") which, in the event that certain approvals relating to the exercise of the Warrants are not obtained, will convert into contingent value obligations (the "CVOs");

         WHEREAS, pursuant to the Certificate of Incorporation and except as otherwise set forth therein, the Company is prohibited from authorizing or issuing, or obligating itself to authorize or issue, any additional shares of securities without the consent of the holders of a majority of the Preferred Stock then outstanding;

         WHEREAS, pursuant to the Certificate of Incorporation, the issuance and sale of the Warrants may result in an adjustment in the Applicable Conversion Value (as defined in the Certificate of Incorporation) relating to the Preferred Stock and in the right of each holder of Preferred Stock or Common Stock to purchase its PRO RATA portion of any securities newly issued by the Company, unless otherwise waived by the holders of the majority of the shares of Preferred Stock then outstanding;

         WHEREAS, the Company desires to amend the Certificate of Incorporation to provide for, among other things, a class of non-voting common stock to be issued upon exercise of certain of the Warrants;

         WHEREAS, pursuant to the Senior Warrants, the holders of Senior Warrants or shares of Common Stock (or shares of non-voting common stock of the Company, as the case may be) issued upon exercise of the Senior Warrants (the "Warrant Shares") will be entitled to certain registration rights relating to the Warrant Shares;

         WHEREAS, pursuant to each Stock Purchase Agreement and except as otherwise set forth therein, the Company is prohibited from issuing additional shares of capital stock or warrants to purchase such shares without the prior written consent of the holders of at least a majority of the outstanding shares of Preferred Stock or Common Stock, as the case may be;

         WHEREAS, pursuant to Section 8 of the Preferred Purchase Agreement, after December 29, 1999, the Company will be required under certain circumstances to issue to the Preferred Holders, at their option, either warrants (the "Preferred Warrants") to purchase Common Stock or promissory notes (the "Preferred Notes") secured by the assets of the Company to the extent such assets are not otherwise encumbered; and

         WHEREAS, it is a condition precedent to the Securities Purchase Agreements that certain rights of the Common Holders and Preferred Holders with respect to the Company be waived and that certain existing agreements be amended, all as set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the terms and provisions set forth herein, the parties hereby agree as follows:

         SECTION 1. WAIVERS AND CONSENTS RELATING TO THE CERTIFICATE OF INCORPORATION.

         (a) CONSENT TO SENIOR WARRANTS AND WARRANT SHARES.  Pursuant to
Section 8(b) of Article IV of the Certificate of Incorporation, the authorization and issuance of the Senior Warrants, the Warrant Shares and, if applicable, the CVOs in accordance with the Securities Purchase Agreements and the Senior Warrants are hereby approved.

         (b) ANTI-DILUTION. Pursuant to Section 5.4(a)(iv)(G) of Article IV of the Certificate of Incorporation, application of Section 5.4(a) of Article IV of the Certificate of Incorporation is hereby waived with respect to the issuance or sale of, or any obligation, agreement or undertaking to issue or sell, the Senior Warrants, the Warrant Shares or the CVOs in accordance with the Securities Purchase Agreements and the Senior Warrants.

         (c) PRE-EMPTIVE RIGHTS. Pursuant to Article VI of the Certificate of Incorporation, neither the Senior Warrants nor the Warrant Shares nor, if applicable, the CVOs shall constitute "New Securities" for purposes of Article VI of the Certificate of Incorporation.

         (d) AMENDMENT TO CERTIFICATE OF INCORPORATION. Pursuant to Sections 228 and 242 of the Delaware General Corporation Law and Section 8(b)(vii) of
Article IV of the Certificate of Incorporation, the amendment to the Certificate of Incorporation, in the form set forth in EXHIBIT 1(D) hereto, is hereby approved.

         SECTION 2. AMENDMENTS TO THE REGISTRATION RIGHTS AGREEMENT. Pursuant to Section 2.4 of the Registration Rights Agreement, the Registration Rights Agreement is hereby amended as follows:


         (a) UNDERWRITING REQUIREMENTS. The second sentence of Section 1.8 shall be amended in its entirety to read:

         "If the managing underwriter for the offering shall advise the Company in writing that the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that can be successfully offered, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering (the securities so included to be reduced as follows: all securities which stockholders other than the Company and the Holders seek to include in the offering shall be excluded from the offering to the extent limitation on the number of shares included in the underwriting is required (unless (i) such securities are being registered pursuant to Section 11.2 of the Warrants (the "Warrants") issued pursuant to the several Securities Purchase Agreements, dated as of September 22, 1995, among the Company and the institutional investors listed in Schedule A thereto, or Section 1.2 of the Registration Rights Agreement (the "Venture Registration Rights Agreement"), dated as of August 1, 1995, among the Company, Steve Landers, John Landers and certain other persons party thereto from time to time, in which case such securities shall be included in the offering prior to including any Registrable Securities or (ii) such securities are being registered pursuant to Section 11.3 of the Warrants or Section 1.3 of the Venture Registration Rights Agreement, in which case such securities shall be included in the offering on a PRO RATA basis with the Registrable Securities), and, if further limitation on the number of shares to be included in the underwriting is required, then the number of shares held by Holders that may be included in the underwriting shall be reduced PRO RATA among the selling Holders in accordance with the number of shares of Registrable Securities held by such Holders but in no event shall the amount of securities of the selling Holders included in the offering be reduced below 35% of the total amount of securities such selling Holders have requested to be included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling Holders may be excluded if the managing underwriter makes the determination described above and no securities other than those of the Company are included.)"

         (b) LOCK-UP.  Section 1.12 shall be amended in its entirety to read:

              "1.12 LOCK-UP AGREEMENTS. If reasonably requested by the Company and any managing underwriter, the Holders agree to enter into lock-up agreements pursuant to which they will not, for a period of 120 days following the effective date of a registration statement for any primary or secondary public offering of the Company's securities (or a period of 180 days following the initial public offering of the Company's securities) and for such reasonable period of time prior to the effective date of such registration statement as the Company and such underwriter may specify, offer, sell or otherwise dispose of any Registrable Securities, except any Registrable Securities sold pursuant to such registration statement, without the prior consent of the Company and such underwriter."


         (c) INCLUSION OF MAGER. The parties hereto acknowledge that Mager was inadvertently not made a party to the Registration Rights Agreement and, accordingly, shall be deemed a party thereto for all purposes thereunder.

         SECTION 3. AMENDMENTS TO AND WAIVERS, CONSENTS AND AGREEMENTS RELATING TO THE STOCK PURCHASE AGREEMENTS.

         (a) CONSENT TO SENIOR WARRANTS AND WARRANT SHARES.  Pursuant to
Section 7.11 of the Preferred Purchase Agreement and Section 7.9 of the Common Purchase Agreement, the issuance and sale of the Senior Warrants, the Warrant Shares and, if applicable, the CVOs in accordance with the Securities Purchase Agreements and the Senior Warrants are hereby approved.

         (b) MODIFICATIONS RELATING TO PREFERRED NOTES. (i) Notwithstanding anything in the Preferred Purchase Agreement to the contrary, pursuant to
Section 9.5 of the Preferred Purchase Agreement, in the event that the Preferred Holders shall be entitled to receive the Preferred Notes pursuant to Section 8.2 of the Preferred Purchase Agreement and have notified the Company in writing of their election to so receive the Preferred Notes, a copy of which notice shall be promptly sent to each holder of the Senior Notes, as soon as practicable but in no event later than 20 days following such notice and as a condition precedent to the issuance of the Preferred Notes:

              (A) the Company at its sole expense shall duly organize a wholly owned subsidiary incorporated in the State of Delaware (such corporation to be referred to herein as "Newco") and transfer to Newco (1) all of the assets of the Company, including, without limitation, all of the capital stock or other ownership interests in all of the subsidiaries of the Company other than, at the option of the Company, the capital stock of Atlantic Auto Finance Corporation ("Atlantic Auto"), such that the sole remaining assets of the Company shall be all of the issued and outstanding capital stock of Newco and, if the Company so elects, Atlantic Auto and (2) the liabilities evidenced by the Senior Notes, after which all references in the Securities Purchase Agreements to "the Company" shall also be deemed to refer to Newco;

              (B) upon the formation of Newco and the transfers contemplated in clause (A) above, the Company shall execute and deliver (1) to the holders of the Senior Notes a guaranty (the "Senior Note Guaranty") of payment of the Senior Notes, substantially in the form of Exhibit 9.6-2 to the Securities Purchase Agreements, and (2) to the collateral agent for the holders of the Senior Notes a pledge agreement (the "Senior Note Pledge Agreement"), substantially in the form of Exhibit 9.6-1 to the Securities Purchase Agreements, securing the Senior Note Guaranty by a first priority lien on all of the issued and outstanding capital stock of Newco and Atlantic Auto (if such capital stock of Atlantic Auto is directly held by the Company);

              (C) upon the formation of Newco and the transfers contemplated in clause (A) above, the date of maturity of the Preferred Notes shall be modified to coincide with the date of maturity of the Senior Notes by amending the form of promissory note in Exhibit J to the Preferred Purchase Agreement as follows: (1) the first sentence of the first paragraph following the legend shall be amended to read:

              "FOR VALUE RECEIVED, the undersigned, United Auto Group, Inc., a Delaware corporation (the "Company"), hereby promises to pay to _____________ (the "Payee") or order, on [the date of maturity of the Company's Senior Notes due 2003], the principal sum of __________ DOLLARS ($__________), which amount equals the Payee's pro rata portion of 50% of the Fair Market Value of the Company determined in accordance with Section 8.3 of the Stock Purchase Agreement (as defined below).";

    and (2) Section 1 shall be amended to read in its entirety:

         "1. NOTES. This Note is one of the Notes issued by the Company pursuant to Section 8.2 of the Stock Purchase Agreement with a maturity date of [the date of maturity of the Company's Senior Notes due 2003] and evidences a return of the Payee's investment in the Company's Class A Preferred Stock.";

              (D) the holders of the Preferred Notes shall enter into a subordination agreement (the "Subordination Agreement"), substantially in the form set forth in EXHIBIT 3(B)(I)(D) hereto (together with an intercreditor agreement substantially in the form of Exhibit A to the Subordination Agreement), with the holders of the Senior Notes providing for, among other things, the subordination of the Preferred Notes to the Senior Notes and the waiver of certain rights of the holders of the Preferred Notes;

              (E) the Company shall either (1) deliver to the holders of the Senior Notes a certificate executed by the chief financial officer of the Company stating that, after giving effect to the transactions contemplated by clause (A) of this Section 3(b), the fair value of the assets of the Company will exceed the total amount of its liabilities and the Company will be able to pay its debts as they mature, or (2) simultaneously with the transfer of assets contemplated by clause (A) of this Section 3(b), transfer all of the liabilities of the Company (other than the Preferred Notes) to Newco to the extent permitted, such that the sole remaining liabilities of the Company shall be the Preferred Notes and those liabilities, if any, relating to the Company's ownership of the capital stock of Atlantic Auto; and

              (F) the holders of the Senior Notes shall have received an opinion of the Company's outside legal counsel (who shall be reasonably satisfactory to the holders of a majority of the outstanding principal amount of Senior Notes), substantially in the form set forth in EXHIBIT 3(b)(i)(F) hereto, which opinion shall contain such assumptions, qualifications and exceptions as are customary and as such counsel deems appropriate; and

         (ii) Notwithstanding that pursuant to Section 2.1.15 of the Security Agreement (the "Preferred Security Agreement") to be entered into between the Company and the collateral agent for the Preferred Holders substantially in the form of Exhibit K to the Preferred Purchase Agreement, the capital stock of Newco and, if applicable, Atlantic Auto, as the sole assets of the Company, will be excluded from the Collateral (as defined in the Preferred Security Agreement) securing the Credit Obligations (as defined in the Preferred Security Agreement), for purposes of the Preferred Security Agreement, the Collateral shall be deemed to consist of, and only of, the capital stock of Newco, and, if applicable, Atlantic Auto, thereby creating a subordinated pledge in such capital stock, which subordinated pledge will be subject to the terms of the Subordination Agreement and the Senior Note Pledge Agreement; and

         (c) FURTHER AGREEMENTS RELATING TO PREFERRED NOTES. In the event that the Preferred Notes are issued as contemplated in Section 3(b) hereof:

         (i) '21' Auto hereby agrees to vote, and TIHI hereby agrees to cause '21' Auto to vote, all shares of Common Stock held by '21' Auto in accordance with the written instructions of the holders of a majority of the Preferred Stock then outstanding in connection with any required shareholder approval of any proposed merger, consolidation, sale of all of the capital stock or sale of all or substantially all of the assets of the Company ; and

         (ii) the holders of a majority of the shares of Preferred Stock then outstanding shall have the right to purchase all, but not less than all, of the Senior Notes from the holders thereof by paying to each holder of Senior Notes in immediately available funds the principal amount thereof and the accrued interest and applicable premium thereon pursuant to the terms and conditions contained in Sections 8.1 through 8.3 of the Securities Purchase Agreements; PROVIDED, HOWEVER, that notwithstanding the last sentence of Section 8.3 of the Securities Purchase Agreements, any Senior Notes so purchased shall not be surrendered to the Company or cancelled solely on account of such purchase but shall be transferred to and held by such holders of Preferred Stock on a PRO RATA basis based upon the amount of Senior Notes purchased by each holder until such Senior Notes are repaid upon maturity or otherwise cancelled pursuant to their terms. Any Senior Notes so transferred to the Preferred Holders shall remain subject to the rights of the Company pursuant to Sections 8.1 through 8.3 of the Securities Purchase Agreements.

         (d) FURTHER ASSURANCES. The Company hereby agrees that, without the prior written consent of (A) the holders of a majority of the shares of Preferred Stock then outstanding and (B) the holders of a majority of the aggregate principal amount of Senior Notes then outstanding, it will not enter into any agreements that would restrict its ability to implement the matters set forth in clauses (A) through (D) of Section 3(b)(i) hereof.

         (e) ADJUSTMENT TO PREFERRED WARRANTS. In the event that the Preferred Warrants are issued pursuant to Section 8.1 of the Preferred Purchase Agreement, the determination of the number of shares of Voting Common Stock purchasable upon exercise of such Preferred Warrants shall take into account the adjustment of the number of Warrant Shares purchasable upon exercise of the Senior Warrants pursuant to Section 8.1(e) of the Senior Warrants such that '21' Auto and its transferees will bear the dilution caused by the issuance of all of the Preferred Warrants and by the related adjustments to the Senior Warrants.

         SECTION 4. TAG-ALONG RIGHT. Pursuant to Section 20 of the Senior Warrants, each Common Holder and each Preferred Holder hereby agrees to comply with the terms and provisions of Section 12.1 of the Senior Warrants relating to the right of the holders of the Senior Warrants, under certain conditions, to participate in a sale by such Common Holder or Preferred Holder, as applicable, of capital stock of the Company to a third party, as more fully described in such Section 12.1.

         SECTION 5.  MISCELLANEOUS.

         (a) AUTHORITY TO AMEND AND WAIVE. (i) The Preferred Holders party hereto hold in the aggregate a sufficient number of shares of Preferred Stock to amend or waive as contemplated in this Agreement the provisions of the Certificate of Incorporation, the Registration Rights Agreement, the Preferred Purchase Agreement, the form of Preferred Note and the form of Preferred Security Agreement pursuant to their respective terms. (ii) The Common Holders party hereto hold in the aggregate a sufficient number of shares of Common Stock to waive as contemplated in this Agreement the provisions of the Common Purchase Agreement pursuant to its terms.

         (b) NO IMPLIED MODIFICATIONS. Except for the modifications and agreements set forth herein, (i) the Certificate of Incorporation, the Registration Rights Agreement, the Preferred Purchase Agreement and the Common Purchase Agreement shall remain in full force and effect in accordance with their respective terms and (ii) the forms of Preferred Security Agreement and promissory note set forth in the various exhibits referenced herein shall continue to read as set forth therein.

         (c) EFFECT OF HEADINGS. The section and paragraph headings herein are for convenience only and shall not affect the construction hereof.

         (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts by the parties hereto, and all of said counterparts taken together shall be deemed to constitute one and the same document.

         (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                             UNITED AUTO GROUP, INC.



                             By:  /s/ Carl Spielvogel
                                  ----------------------------
                                  Name:  Carl Spielvogel
                                  Title: Chairman of the Board and
                                         Chief Financial Officer

                             COMMON HOLDERS

                             '21' INTERNATIONAL HOLDINGS, INC.



                             By:  /s/ Robert H. Nelson
                                  ----------------------------
                                  Name: Robert H. Nelson
                                  Title: Senior V.P.

                             '21' AUTO HOLDINGS, INC.



                             By:    /s/ Robert H. Nelson
                                  ----------------------------
                                  Name: Robert H. Nelson
                                  Title: Vice President


                             /s/ Ezra P. Mager
                             ---------------------------------
                             Ezra P. Mager

                             PREFERRED HOLDERS

                             AENEAS VENTURE CORPORATION



                             By:  /s/ Mark A. Rosen
                                  ----------------------------
                                  Name: Mark A. Rosen
                                  Authorized Signatory



                             By:  /s/ Michael R. Eisenson
                                  ----------------------------
                                  Name: Michael R. Eisenson
                                  Authorized Signatory

                             AIF II, L.P.

                             By:  Apollo Advisors, L.P.
                                  Managing General Partner

                             By:  Apollo Capital Management, Inc.
                                  General Partner



                             By:  /s/ Michael D. Weiner
                                  ----------------------------
                                  Name: Michael D. Weiner
                                  Title: Vice President



                             NATIO VIE DEVELOPPMENT



                             By:  /s/ D. Bellanger
                                  ----------------------------
                                  Name: D. Bellanger
                                  Title: Portfolio Manager

                             ASSUE VENTURE



                             By:  /s/ D. Bellanger
                                  ----------------------------
                                  Name: D. Bellanger
                                  Title: Portfolio Manager

                             NATIO FONDS VENTURE 2



                             By:  /s/ D. Bellanger
                                  ----------------------------
                                  Name: D. Bellanger
                                  Title: Portfolio Manager



                             /s/ Jeremy Grantham
                             ------------------------------------
                             Jeremy Grantham



                             /s/ Jules Kroll
                             ------------------------------------
                             Jules Kroll

                             /s/ Andrea Farare
                             ------------------------------------
                             Andrea Farace



                             /s/ Carl Spielvogel
                             ------------------------------------
                             Carl Spielvogel



                             /s/ Jerome Markowitz
                             ------------------------------------
                             Jerome Markowitz



                             /s/ Philip Halperin
                             ------------------------------------
                             Philip Halperin



                             /s/ Derek Lemke-von Ammon
                             ------------------------------------
                             Derek Lemke-von Ammon



                             /s/ Frank Dunlevy
                             ------------------------------------
                             Frank Dunlevy

The foregoing Agreement is hereby acknowledged, accepted and agreed to as of the date first above written:

SENIOR NOTE HOLDERS

J.P. MORGAN CAPITAL CORPORATION



By: /s/ Charles Ewald
    --------------------------------
    Name: Charles Ewald
    Title:

THE EQUITABLE LIFE ASSURANCE SOCIETY
 OF THE UNITED STATES



By: /s/ U. Peter C. Gummeson
    --------------------------------
    Name: U. Peter C. Gummeson
    Title: Investment Officer